UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                _________________

                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 24, 2005
                                                         -----------------

                                VCA Antech, Inc.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                 001-16783                 95-4097995
 (State or Other Jurisdiction      (Commission              (IRS Employer
      of Incorporation)            File Number)           Identification No.)

                          12401 West Olympic Boulevard
                       Los Angeles, California 90064-1022
                    (Address of Principal Executive Offices)

                                 (310) 571-6500
                         (Registrant's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|    Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

|_|    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

|_|    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

|_|    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02: Results of Operations and Financial Condition

Reference is made to the press release of Registrant issued on February 24, 2005, regarding earnings for the fourth quarter and fiscal year 2004, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.


Item 8.01: Other Events

Reference is made to the press release of Registrant issued on February 24, 2005, regarding earnings guidance, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.2.


Item 9.01: Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.1 Press release dated February 24, 2005, regarding earnings for the fourth quarter and fiscal year 2004.

99.2   Press release dated February 24, 2005, regarding earnings guidance.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 24, 2005                          VCA Antech, Inc.



                                           /s/  Tomas W. Fuller
                                           --------------------
                                           By:  Tomas W. Fuller
                                           Its: Chief Financial Officer





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                                  EXHIBIT INDEX


Exhibits

     99.1 Press release dated February 24, 2005, regarding earnings for the fourth quarter and fiscal year 2004.

     99.2  Press release dated February 24, 2005, regarding earnings guidance.



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